SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                           FOAMEX INTERNATIONAL INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

     N/A

2)   Aggregate number of securities to which transaction applies:

     N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     N/A

4)   Proposed maximum aggregate value of transaction:

     N/A

5)   Total fee paid:

     N/A

[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                             [FOAMEX LOGO OMITTED]



                            FOAMEX INTERNATIONAL INC.
                              1000 Columbia Avenue
                           Linwood, Pennsylvania 19061

Dear Stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2005 Annual Meeting of Stockholders of Foamex International Inc. (the "Company"), which will be held on May 19, 2005, at 10:00 a.m., local time, at the Sheraton Suites Hotel, 422 Delaware Avenue, Wilmington, Delaware. All holders of the Company's outstanding common stock as of April 1, 2005 are entitled to vote at the Annual Meeting.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. The Company's Directors and Officers will be present at the Annual Meeting to respond to any questions you may have.

It is important that your stock be represented at the Annual Meeting. You may vote your proxy by telephone, Internet or by mail. Voting instructions are included on the enclosed proxy card.

                                                    Very truly yours,


                                                    /s/ Raymond E. Mabus, Jr.


                                                    RAYMOND E. MABUS, JR.
                                                    CHAIRMAN OF THE BOARD

April 25, 2005

                            FOAMEX INTERNATIONAL INC.
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 19, 2005
                              --------------------

     The Annual Meeting of Stockholders of Foamex International Inc., a Delaware corporation (the "Company"), will be held at the Sheraton Suites Hotel, 422
Delaware Avenue, Wilmington, Delaware, on May 19, 2005, at 10:00 a.m., local time, for the purpose of considering and acting upon the following matters, which are described more fully in the accompanying Proxy Statement:

     (a) To elect eight directors to serve until the 2006 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

     (b) To consider and act upon a proposal to ratify the selection of KPMG LLP as the Company's independent accountants for the fiscal year ending January 1, 2006; and

     (c) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Holders of Common Stock of record at the close of business on April 1, 2005 (the "Record Date") are entitled to vote at the Annual Meeting and any adjournment thereof. A list of stockholders of the Company as of the Record Date will be available for inspection during business hours through May 18, 2005, at the Company's offices, 1000 Columbia Avenue, Linwood, Pennsylvania 19061, and will also be available for inspection at the Annual Meeting.

     Your vote is important. The Company encourages you to vote your proxy by telephone, Internet or mail. A toll-free number and web site address are included on your proxy card. If you elect to vote by mail, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope which has been provided for your convenience and which requires no postage if mailed in the United States. Any stockholder present at the Annual Meeting may revoke his or her proxy, and vote personally on all matters brought before the Annual Meeting.

                                           By Order of the Board of Directors,


                                           /s/ Gregory J. Christian

                                           GREGORY J. CHRISTIAN
                                           EXECUTIVE VICE PRESIDENT, GENERAL
                                           COUNSEL AND SECRETARY

                            FOAMEX INTERNATIONAL INC.
                              1000 Columbia Avenue
                           Linwood, Pennsylvania 19061
                             ----------------------

                                 PROXY STATEMENT
                             ----------------------

                         ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Foamex International Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on May 19, 2005, at 10:00 a.m., local time, at the Sheraton Suites Hotel, 422 Delaware Avenue, Wilmington, Delaware, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card will be mailed to stockholders entitled to vote at the Annual Meeting commencing on or about April 26, 2005.

     Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting Foamex International Inc., Investor Relations, 1000 Columbia Avenue, Linwood, Pennsylvania 19061, (610) 859-3000. To provide the Company sufficient time to arrange for reasonable assistance, please submit all requests by May 6, 2005.

Record Date and Voting of Shares

     Stockholders can ensure that their shares will be represented at the Annual Meeting by voting by proxy. To vote by proxy, stockholders may use the telephone or the Internet or may elect to complete and mail the enclosed proxy card. Instructions for each of the voting methods are included in the enclosed proxy card. The submission of a proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. Stockholders who execute proxies retain the right to revoke them at any time before they are voted by filing with the Secretary of the Company a written revocation or a proxy bearing a later date. The presence at the Annual Meeting of a stockholder who has signed a proxy does not itself revoke that proxy unless the stockholder attending the Annual Meeting files written notice of revocation of the proxy with the Secretary of the Company at any time prior to the voting of the proxy.

     Except for the election of directors to the Board of Directors, all proposals described in this Proxy Statement require the approval of a majority of the shares of Common Stock entitled to vote and present at the meeting, either in person or by proxy. Directors shall be elected by a plurality of the votes cast by holders of shares entitled to vote and present at the meeting, either in person or by proxy. Broker non-votes will be counted only for purposes of determining whether a quorum is present at the Annual Meeting and will have no effect on the vote for any matter scheduled to be considered at the Annual Meeting. A broker "non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have authority to vote for that particular item and has not received instructions from the beneficial owner. Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will have the effect of votes against that matter. Proxies will be voted as specified by the stockholders. Where specific choices are not indicated, proxies will be voted FOR the election of directors and the proposals submitted for approval. The proxy voting procedures provides stockholders the opportunity to withhold voting for any or all nominees to the Board of Directors or to abstain from voting for any proposal if the stockholder chooses to do so.

     The Board of Directors has fixed the close of business on April 1, 2005 as the record date (the "Record Date") for the determination of the stockholders of the Company who are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding 24,509,728 shares of common stock, par value $0.01 per share (the "Common Stock").

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock is necessary to constitute a quorum. The holders of Common Stock are entitled to one vote for each share held on the Record Date.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors is responsible for the management and direction of the Company and for establishing broad corporate policies. The Board of Directors held 15 meetings during the fiscal year ended January 2, 2005 ("2004"). No director attended fewer than 75% of the Board and applicable committee meetings scheduled during 2004. The Company encourages directors to attend the Annual Meeting of Stockholders. All of the Company's directors attended last year's Annual Meeting of Stockholders.

     Upon election of the proposed slate, a majority of the members of our Board of Directors will be independent pursuant to Rule 4200 of the National Association of Securities Dealers Inc. ("NASD") listing standards. Our Board of Directors has determined that the following directors are independent pursuant to Rule 4200 of the NASD listing standards: S. Dennis N. Belcher, John C. Culver, Thomas M. Hudgins, David A. Lieberman and Raul Valdes-Fauli.

     Our corporate governance guidelines provide that our Board of Directors will hold regularly scheduled meetings of independent directors in executive session. Such meetings will be presided over by the chairman of the Audit Committee, Nominating & Governance Committee or Compensation Committee, as determined by the independent directors based on the anticipated agenda for the meetings.

Committees of the Board of Directors

     The standing committees of the Board of Directors are: the Audit Committee, the Nominating and Governance Committee, and the Compensation Committee. The principal responsibilities of each committee are described in the following paragraphs.

     Audit Committee. The Audit Committee held 12 meetings in 2004. The Audit Committee is currently comprised of S. Dennis N. Belcher, who serves as its Chair, Thomas M. Hudgins and David A. Lieberman, all of whom are non-employee directors and all of whom are independent, as determined by the Board of Directors, pursuant to Rule 4200 of the NASD listing standards and under applicable listing requirements. The Audit Committee is responsible for, among other things, overseeing the Company's financial reporting process as more fully described in its charter. The Audit Committee consults with management and the Company's independent accountants and internal auditors during the year on matters related to the annual audit, internal controls, the published financial statements, and the accounting principles and auditing procedures being applied. The Audit Committee also appoints a firm of independent certified public accountants to serve as the Company's independent accountants, authorizes all audit fees and other professional services rendered by the independent accountants and periodically reviews the independence of the accountants. See Appendix A for a copy of the Report of the Audit Committee.

     The Board of Directors has determined that all members of the Audit Committee are financially literate and have financial management expertise, as the Board of Directors has interpreted such qualifications in its business judgment. In addition, the Board of Directors has designated each member of the Audit Committee as an audit committee financial expert as defined in Item 401 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     Nominating & Governance Committee. The Nominating & Governance Committee (the "Nominating Committee") held 12 meetings in 2004. The Nominating Committee is currently comprised of Raul Valdes-Fauli, who serves as its Chair, S. Dennis
N. Belcher and John C. Culver, who are all independent, as determined by the Board of Directors, pursuant to Rule 4200 of the NASD listing standards and under applicable listing requirements. The Nominating Committee makes recommendations to the Board of Directors concerning nominees for election as directors, develops plans regarding the size and composition of the Board of Directors and its committees, and develops and recommends to the Board of Directors a set of corporate governance principles applicable to the Company and monitors and makes recommendations to the Board of Directors with respect to the corporate governance principles applicable to the Company. A copy of the Charter of the Nominating Committee can be found on the Company's web site at www.foamex.com/nmcharter.php.

     The Nominating Committee will consider director candidates recommended by the Company's stockholders. Recommendations with regard to nominees for election to the Board of Directors may be submitted in writing by any stockholder entitled to vote for the election of directors and must be received by the Secretary of the Company no later than December 30, 2005 for election at the next annual stockholders' meeting. Each notice of nomination must set forth (i) the name, age, business address and, if known, residence address of each nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of Common Stock of the Company which are beneficially owned by each such nominee and (iv) any additional information regarding director nominees required by Regulation 14A under the Exchange Act or the listing standards of any market on which the Company's Common Stock is traded.

     The Nominating Committee has established the following minimum qualifications for prospective nominees: (1) outstanding achievement in the individual's personal career, (2) relevant business experience and professional skills, (3) high moral character and personal and professional integrity, and
(4) the willingness to commit sufficient time to attend to his or her duties and responsibilities as a director of a public corporation. In addition, the Nominating Committee may consider a variety of other qualities and skills, including (i) experience in the manufacturing industry, (ii) the ability to exercise independent decision-making, (iii) the absence of conflicts of interest, (iv) diversity of gender, ethnic background, country of citizenship and experience, (v) the ability to work effectively with other directors in collectively serving the long-term interests of all stockholders and (vi) independence within the meaning of Rule 4200 of the NASD listing standards. Nominees must also meet any applicable requirements of the U.S. Securities and Exchange Commission's ("SEC") regulations, state law, and the Company's charter and by-laws.

     The Nominating Committee has established a process for identifying and evaluating nominees for director, including nominees recommended by stockholders. The Nominating Committee will annually assess the qualifications, expertise, performance and willingness to serve of existing directors. If at this time or at any other time during the year the Board of Directors determines a need to add a new director with specific qualifications or to fill a vacancy on the Board of Directors, the Chairman of the Nominating Committee will then initiate the search, working with staff support and seeking input from other directors and senior management, considering nominees previously submitted by stockholders, and, if deemed necessary or appropriate, hiring a search firm. An initial slate of candidates satisfying the specific qualifications, if any, and otherwise qualifying for membership on the Board of Directors, will then be identified and presented to the Nominating Committee by the Committee Chairman. The Nominating Committee will then prioritize the candidates and determine if the Nominating Committee members, other directors or senior management have relationships with the preferred candidates and can initiate contacts. If not, contact would be initiated by a search firm. Prospective candidates will be interviewed by the Nominating Committee and at least two other members of the Board of Directors deemed appropriate by the Board of Directors. Evaluations and recommendations of the interviewers will be submitted to the Nominating Committee for final evaluation. The Nominating Committee will meet to consider such recommendations and to approve the final candidate. The Nominating Committee will evaluate all nominees for director, including nominees recommended by a stockholder, on the same basis. The Nominating Committee has not received any nominees for director from stockholders for the Annual Meeting.

     Compensation Committee. The Compensation Committee held 4 meetings in 2004. The Compensation Committee is currently comprised of Thomas M. Hudgins, who serves as its Chair, David A. Lieberman and Raul Valdes-Fauli. All three members of the Compensation Committee are independent, as determined by the Board of Directors, pursuant to Rule 4200 of the NASD listing standards.

     The Compensation Committee reviews, approves and/or recommends compensation to executive officers and other key employees and awards under the Foamex International Inc. 2002 Stock Award Plan, as amended and restated (the "2002 Stock Award Plan").

Stockholder Communications with the Board of Directors

     Stockholders and others who wish to communicate with the Board of Directors as a whole, or to individual directors may write to them at: Foamex International Inc., 1000 Columbia Avenue, Linwood, PA 19061, Attention:
Secretary. All communications sent to this address will be shared with the Board of Directors or the individual director, if so addressed.

Code of Ethics

     The Company has adopted a Code of Ethics which applies to directors, officers, senior management, and certain other employees of the Company,
including  its  principal   executive  officer,   principal  financial  officer,
principal accounting officer or controller or persons performing similar functions. The Code of Ethics is available under the "Investor Relations" section on the Company's web site located at www.foamex.com/codeethics.php. The Company will post all amendments and waivers to its Code of Ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions on its web site and will make all applicable filings with the SEC related thereto.

Compensation of Directors

     Currently, there is one employee director. Compensation in 2004 for non-employee directors included the components listed below.

     Annual Retainer - $50,000, half of which is payable in Common Stock.

     Meeting Fees - $1,500 for each board or committee meeting attended in person and $750 per telephonic conference call meeting. Non-employee directors who chair meetings receive two times the applicable meeting fee.

     Committee Chair Fee - $10,000, half of which is payable in Common Stock.

     Stock Option Grants - annual grants of 10,000 options to purchase Common Stock. Thomas M. Hudgins and David A. Lieberman each received a pro rata allocation for 2004. The options vest at a rate of 20% per year over a five-year period, and expire in ten years. These option grants include an exercise price equal to the fair market value of a share of Common Stock on the grant date.

     Travel Expenses - reimbursement for reasonable out of pocket expenses in connection with travel to and attendance at board and committee meetings, and other corporate business.

     Non-Executive Chairman of the Board - in addition to the foregoing, the Non-Executive Chairman of the Board receives a payment of $25,000 on a quarterly basis for his services. The Non-Executive Chairman also receives a transition payment of $25,000 per quarter through and including the second quarter of 2006.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

Nominees

     Eight directors have been nominated by the Board of Directors for election and to serve in such capacity for a term of one year until the 2006 Annual Meeting of Stockholders or until their successors have been duly elected and qualified. Except for John C. Culver, Thomas M. Hudgins and David A. Lieberman, who were elected as directors of the Company by the Board of Directors, all directors were elected at the 2004 Annual Meeting of Stockholders.

     Unless otherwise specified in the proxy, it is the intention of the persons named in the proxies solicited by the Board of Directors to vote FOR the eight nominees whose biographies are set forth below. If events not now known or anticipated make any of the nominees unable to serve, the proxies will be voted, at the discretion of the holders thereof, for other nominees supported by the Board of Directors in lieu of those unable to serve.

Name                               Age and Biographical Information


RAYMOND E. MABUS, JR.  Raymond E. Mabus, Jr., 56, has been Chairman of the Board of the Company since February 2004 and a director of the Company since September 2000. Mr. Mabus served as U.S. ambassador to the Kingdom of Saudi Arabia from 1994 to 1996. In 1987, he was elected governor of Mississippi and served from 1988 to 1992. After leaving public service in 1996, he joined the board of directors of an employee training service called Strategic Partnerships. Mr. Mabus was the President of Global Resources Division from October 1998 to February 2002. He is currently active in the family timber business. Mr. Mabus serves on the Board of Directors of Fusion, Inc.

ROBERT J. HAY          Robert J. Hay, 79,  has been a  director  of the  Company
                       since its inception in September 1993. Mr. Hay serves as a director of Foamex Asia, Inc. Mr. Hay served as Chairman and Chief Executive Officer of Foamex L.P. from
                       January 1993 until January 1994. Mr. Hay was President of Foamex L.P. and its predecessor from 1972 through 1992. Mr. Hay began his career in 1948 as a chemist with The Firestone Tire and Rubber Company.

S. DENNIS N. BELCHER   S. Dennis N. Belcher,  64, has  been  a  director of  the
                       Company  since April 2002.  Mr. Belcher  retired from The
                       Bank of Nova Scotia (the "Bank") in 2002 after 44 years in banking. At the time of his retirement, Mr. Belcher was Executive Vice President Credit and Risk Management and had held that position since 1991. Mr. Belcher was a member of the Management Committee of the Bank and Chairman of the Senior Credit Committee. Mr. Belcher currently serves on the Board of Directors of Call-Net
                       Enterprises,  Inc.,  Viatel Holdings  (Bermuda) Ltd.  and
                       Rand McNally & Company.

THOMAS E. CHORMAN      Thomas  E. Chorman,  50, has  been  President  and  Chief
                       Executive Officer since October 2002 and a director since
                       December 2002. From September 2001 to September  2002, he
                       was Executive Vice President and Chief Financial Officer,
                       and was Chief Administrative Officer from  December  2001
                       to October 2002. From November 2000 until he joined the Company, Mr. Chorman was the Chief Financial Officer of
                       Ansell Healthcare Inc., a global manufacturer of medical and industrial products. From 1997 to 2000, Mr. Chorman was Vice President, Finance and Chief Financial Officer of the Worldwide Floor Products division of Armstrong
                       World Industries, Inc.  Mr. Chorman worked  at Procter  &
                       Gamble from 1984 to 1997 in various financial positions, most recently as Chief Financial Officer for Corporate
                       New Ventures and Category Finance Manager for Pringles and Duncan Hines. Mr. Chorman currently serves on the Board of Directors and is a member of the Audit Committee of Standex International Corporation.

JOHN C. CULVER         John C.  Culver,  72, has been a director of the  Company
                       since  December 2004 and previously  served as a director
                       from October 2001 to December 2002.  From 1981 to January
                       2003,  Senator  Culver  was  a  senior  partner and since
                       January 2003 has  been  Counsel at Arent Fox  PLLC, a law
                       firm  in  Washington  D.C.  He  was  a member of the U.S.
                       Senate  from  1975 until  1981  and  served  on the Armed
                       Services   Committee  and  chaired  the  Subcommittee  on
                       Research  and  Development.  For  ten  years beginning in
                       1965, he  represented  the Second  District  of  Iowa  in
                       the  U.S.  House  of Representatives,  where he served on
                       the  Foreign  Affairs  Committee   and  chaired  the Sub-
                       committee on Foreign Economic Policy.

THOMAS M. HUDGINS      Thomas M. Hudgins, 65, has been a director of the Company
                       since  November  2004.  Mr. Hudgins  retired as a partner
                       from Ernst & Young LLP in 2002.  While  with the firm, he
                       held   various senior  management   positions,  including
                       Managing  Partner of the New York office and lead partner
                       of the New York office's financial services practice. Mr.
                       Hudgins also served on the firm's international executive
                       committee for its global financial services practice  and
                       was a member  of the  predecessor  firm's Accounting  and
                       Auditing  Standard  Committee and Board of Partners.  Mr.
                       Hudgins joined Ernst & Young's  predecessor firm in 1963.
                       Mr. Hudgins  currently   serves   as   a  member  of  the
                       Enterprise  Foundation's  New York Advisory Board and the
                       Board of Directors of The Bridge Inc.

DAVID A. LIEBERMAN     David A.  Lieberman,  69, has been a director the Company
                       since  October  2004.  Mr. Lieberman  is currently Senior
                       Vice President for Business and Finance at the University of Miami. Prior to joining the University of Miami in 1978, Mr. Lieberman was an auditor and management consultant at Arthur Andersen, LLP for 12 years. Mr.
                       Lieberman  received  his  bachelor's  degree in  Business
                       Administration from the University of North Carolina at Chapel Hill and was a Certified Public Accountant for 35 years. Mr. Lieberman currently serves on the Board of Directors of Ivax Corporation.

RAUL VALDES-FAULI      Raul J.  Valdes-Fauli,  61, has  been  a  director of the
                       Company since October 2003. Mr. Valdes-Fauli is a partner of Steel Hector & Davis LLP, where he specializes in corporate, securities and banking law. From 1979 to 2000, Mr. Valdes-Fauli was a partner of Gunster Yoakley Valdes-
                       Fauli & Stewart and predecessor firms. He was Mayor of the City of Coral Gables, Florida, from 1993 to 2001;
                       City  Commissioner from 1985 to 1989; and Vice Mayor from
                       1987 to 1988. In addition, Mr. Valdes-Fauli is an honorary consul of the Republic of El Salvador; Chevalier of the Legion of Honor, France; the founder and President of the Spain-U.S. Chamber of Commerce in Miami; and the founder of the Venezuelan-American Association of the U.S.

     The Board of Directors unanimously recommends a vote "FOR" election of each of the nominees listed above.

                 OWNERSHIP OF COMMON STOCK OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of April 1, 2005, regarding the beneficial ownership of Common Stock by (i) each stockholder who is known by the Company to own more than 5% of the outstanding shares of Common Stock, (ii) each director, (iii) each executive officer named in the Summary Compensation Table and (iv) all directors and executive officers as a group. Except as otherwise indicated, each stockholder has (i) sole voting and investment power with respect to such stockholder's shares of stock, except to the extent that authority is shared by spouses under applicable law and (ii) record and beneficial ownership with respect to such stockholder's shares of stock.

Name and Address of Beneficial Owners                                  Beneficial Ownership (1) (2)
-------------------------------------                         ---------------------------------------------
                                                              Number of Shares       % of Class Outstanding
                                                              ----------------       ----------------------
The Bank of Nova Scotia (3)                                      5,475,526                   22.3
44 King Street West
Scotia Plaza, 8th Floor M5H 1H1
Toronto, Ontario, Canada

Kennedy Capital Management, Inc.                                 4,764,950                   19.4
10829 Olive Boulevard
St. Louis, Missouri 63141

William D. Witter, Inc.                                          1,838,754                    7.5
153 East 53rd Street, 51st Floor
New York, New York 10022

Raymond E. Mabus, Jr.                                               85,656                    *

Robert J. Hay                                                       45,437                    *

S. Dennis N. Belcher                                                34,070                    *

John C. Culver                                                      11,429                    *

Thomas M. Hudgins                                                    7,902                    *

David A. Lieberman                                                   7,911                    *

Raul Valdes-Fauli                                                   15,518                    *

Thomas E. Chorman (4)                                              357,826                    1.4

K. Douglas Ralph (4)                                                44,481                    *

Nick C. Costides (4)                                                10,834                    *

Paul A. Haslanger (4)                                               29,715                    *

Darrell Nance (4)                                                  103,000                    *

All executive officers and directors as a group                    868,484                    3.5
(as of April 1, 2005)
(16 persons) (2)(4)

------------------

* Less than 1%.


(1) Each named person is deemed to be the beneficial owner of securities which may be acquired within 60 days of May 1, 2005 through the exercise of options and such securities are deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by such person. However, any such shares are not deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by any other person, except as noted.

(2) Includes shares of the Company's Common Stock held by officers and directors under the Company's 401(k) plan.

(3) The Bank of Nova Scotia also owns 15,000 shares of Series B Preferred Stock of the Company, which represents 100% of the outstanding shares of that class. Series B Preferred Stock is non-voting and non-redeemable, and each share is convertible into 100 shares of the Company's Common Stock. The conversion feature is only available if the conversion would not trigger a "change of control" event, as defined in certain of the Company's debt instruments.

(4) Includes shares of Common Stock issuable upon exercise of options granted under the Company's 1993 stock option plan ("1993 Stock Option Plan") and 2002 Stock Award Plan, which have vested or will vest within 60 days. In the above table, (i) 261,667 of such shares have been included for Mr. Chorman, (ii) 36,500 of such shares have been included for Mr. Ralph, (iii) 10,834 of such shares have been included for Mr. Costides, (iv) 28,100 of such shares have been included for Mr. Haslanger, (v) 103,000 of such shares have been included for Mr. Nance and (vi) 573,935 of such shares have been included for all executive officers and directors as a group.


                               EXECUTIVE OFFICERS

       The following table sets forth the name, age and position or positions held by each executive officer of the Company, as of April 1, 2005.

Name                           Age          Position(s) Held
----                           ---          ----------------
Thomas E. Chorman              50           President, Chief Executive Officer and Director
K. Douglas Ralph               44           Executive Vice President and Chief Financial Officer
Gregory J. Christian           39           Executive Vice President and General Counsel
Nick C. Costides               58           Executive Vice President and President, Foam Products Group
Paul A. Haslanger              58           Executive Vice President, Manufacturing
Darrell Nance                  52           Executive Vice President, Foam Products (Western Region)
Donald W. Phillips             39           Executive Vice President, Automotive Products
Stephen E. Stockwell           59           Executive Vice President, Carpet Cushion Products
Andrew Thompson                40           Executive Vice President, Technical Products

     Executive officers are elected by the Board of Directors and hold office until their successors have been duly elected and qualified or until their earlier resignation or removal from office. A brief biography of each executive officer of the Company is provided below (other than Mr. Chorman whose biography is included above under "Directors").

     K. Douglas Ralph has been Executive Vice President and Chief Financial Officer since February 2003. Prior to joining the Company, Mr. Ralph had a 21-year career as a financial executive at Procter & Gamble ("P&G"). With P&G, Mr. Ralph served as General Manager of Equity Ventures, Comptroller of Global
Customer Business Development and Director of Global Forecasts & Strategic Planning. Prior to these roles, Mr. Ralph also served as finance head for P&G's Scandinavian subsidiary, European Paper & Beverage business and Global Snacks business.

     Gregory J. Christian has been Executive Vice President and General Counsel since October 2002. Mr. Christian was previously Vice President and Deputy General Counsel of the Company since February 2002 and was Director of Labor Relations and Corporate Counsel from October 1996 to February 2002.

     Nick C. Costides has been Executive Vice President and President, Foam Products Group since June 2003. From November 2002 to June 2003, Mr. Costides was Executive Vice President and President, Consumer Products Group. From June 1992 to January 2002, Mr. Costides was President and Chief Executive Officer of Dorel Juvenile Group, a division of Dorel Industries Inc., a global consumer products company.

     Paul A. Haslanger has been Executive Vice President, Manufacturing since October 2002. From February 1993 to October 2002, Mr. Haslanger was Senior Vice President of Manufacturing. From October 1984 to February 1993, Mr. Haslanger was Vice President of Manufacturing for the Company and a predecessor to the Company.

     Darrell Nance has been Executive Vice President, Foam Products (Western Region) since March 1998. From 1995 to 1997, Mr. Nance served as Vice President and General Manager of West Coast Operations of Crain Industries, Inc., a polyurethane foam manufacturer which was acquired by the Company in December 1997.

     Donald W. Phillips has been Executive Vice President, Automotive Products since June 2004. From May 2003 to June 2004, Mr. Phillips was a principal of Advanced Materials Group, LLC, a company engaged as a sales representative for manufacturers in the automotive supply chain. From March 1997 to May 2003, Mr. Phillips was a Senior Account Manager in the Company's Automotive Products business unit.

     Stephen E. Stockwell has been Executive Vice President, Carpet Cushion Products since December 2003. Prior to joining the Company, Mr. Stockwell held a number of executive positions over a 30-year career with Armstrong World Industries, Inc., most recently as Senior Vice President, Strategic Accounts.

     Andrew Thompson has been Executive Vice President, Technical Products since January 2003. From January 2000 to January 2003, Mr. Thompson was Senior Vice President, Research & Development. Prior to joining the Company, Mr. Thompson spent ten years at Lyondell/ARCO Chemical where he held various positions in polyurethane-related areas, most recently as Technology Manager, Polyurethane Research & Development since 1995. Mr. Thompson received a Ph.D. in Polymer Chemistry from the University of Massachusetts.

                       COMPENSATION OF EXECUTIVE OFFICERS

Compensation

     The following Summary Compensation Table contains information concerning annual and long-term compensation provided to the Company's Chief Executive Officer during 2004 and each of the four next most highly compensated executive officers of the Company (collectively, the "Named Executive Officers").

                         Summary Compensation Table (1)

                                                                               Long-Term
                                       Annual Compensation               Compensation Awards
                                 ------------------------------     ----------------------------
                                                                       Securities Underlying
                                                                           Options/Stock             All Other
Name and Principal Position      Year     Salary (2)    Bonus       Appreciation Rights ("SARs")    Compensation
---------------------------      ----    ----------- ----------     ----------------------------    ------------
Thomas E. Chorman (3)             2004    $715,401    $      -               270,000                  $67,606
President and Chief               2003     600,000     360,000                     -                   38,354
Executive Officer                 2002     417,373     175,000               310,000                   54,729

K. Douglas Ralph (4)              2004    $319,625    $      -                67,500                  $ 7,506
Executive Vice President and      2003     256,539     100,000                70,000                   79,169
Chief Financial Officer           2002           -           -                     -                        -

Nick C. Costides (5)              2004    $285,577    $      -                32,500                  $16,101
Executive Vice President,         2003     252,885      25,000                25,000                   52,221
and President, Foam Products      2002      25,962           -                35,000                        -
Group

Paul A. Haslanger (6)             2004    $273,460    $      -                54,000                  $ 2,050
Executive Vice President,         2003     250,000      30,000                     -                    2,000
Manufacturing                     2002     202,983           -                40,500                    2,000

Darrell Nance (7)                 2004    $246,971    $      -                27,000                  $ 2,050
Executive Vice President,         2003     220,480      55,000                     -                   14,262
Foam Products (Western            2002     217,545      25,000                46,500                   12,262
Region)

------------------

(1) Because none of the Named Executive Officers received (i) perquisites in excess of the lesser of $50,000 or 10% of their reported salary and bonus,
     (ii) any other annual compensation required to be reported, (iii) long-term incentive plan ("LTIP") payouts or (iv) any restricted stock awards, information relating to "Other Annual Compensation", "LTIP Payouts" and "Restricted Stock Awards" is inapplicable and has therefore been omitted from the table.

(2) Salary compensation is based on a bi-weekly pay cycle. In 2004, an additional pay cycle is included in annual compensation.

(3) The amount reported in All Other Compensation in 2004 included the Company's matching contribution of $4,100 to the Company sponsored 401(k) plan and reimbursement of $63,506 for relocation costs. The amount reported in All Other Compensation in 2003 included the Company's matching contribution of $4,000 to the Company sponsored 401(k) plan, $17,500 of premiums paid by the Company for split-dollar life insurance coverage and reimbursement of $16,854 for relocation costs. The amount reported in All Other Compensation in 2002 included the Company's matching contribution of $3,930 to the Company sponsored 401(k) plan, $17,500 of premiums paid by the Company for split-dollar life insurance coverage and reimbursement of $33,299 for relocation costs.

(4) Mr. Ralph commenced his employment with the Company on February 1, 2003. The amount reported in All Other Compensation in 2004 included the Company's matching contribution of $3,183 to the Company sponsored 401(k) plan and reimbursement of $4,323 for relocation costs. The amount reported in All Other Compensation in 2003 included the Company's matching contribution of $4,000 to the Company sponsored 401(k) plan and reimbursement of $75,169 for relocation costs.

(5) Mr. Costides commenced his employment with the Company on November 11, 2002. The amount reported in All Other Compensation in 2004 included the Company's matching contribution of $2,050 to the Company sponsored 401(k) plan and reimbursement of $14,051 for relocation costs.

(6) The amounts reported in All Other Compensation represent the Company's matching contributions to the Company sponsored 401(k) Plan.

(7) The amount reported in All Other Compensation in 2004 included the Company's matching contribution to the Company sponsored 401(k) plan. The amount reported in All Other Compensation in 2003 included the Company's matching contribution of $2,000 to the Company sponsored 401(k) plan and $12,262 of premiums paid by the Company for split-dollar life insurance coverage. The amount reported in All Other Compensation in 2002 included premiums paid by the Company for split-dollar life insurance coverage.

     Thomas E. Chorman

     On August 20, 2002, the Company executed an employment agreement with Thomas E. Chorman, who was serving as Executive Vice President, Chief Financial Officer and Chief Administrative Officer. Mr. Chorman became Chief Executive Officer effective October 18, 2002 and President effective October 31, 2002. On January 27, 2004, the Company and Mr. Chorman executed an amended and restated employment agreement. The amended and restated employment agreement provides for an initial employment term of two years commencing on January 27, 2004 and is automatically renewable for additional one-year terms, commencing on January 27, 2006, unless notice of intent not to extend the term of the agreement is given by either party. Under the amended and restated employment agreement, Mr. Chorman will receive a salary of at least $700,000 per year, with such salary being reviewed annually by the Compensation Committee of the Board of Directors. Mr. Chorman participates in the Foamex International Inc. Salaried Incentive Bonus Plan (the "Bonus Plan") and has a target bonus of 100% of his annual salary; the actual amount of the bonus is to be based on the attainment of certain performance targets. On April 25, 2005, the Board of Directors approved a second amendment to Mr. Chorman's employment agreement addressing certain terms therein. This amendment provides that in conjunction with and in certain cases incremental to his annual performance incentives, Mr. Chorman will be eligible for a special performance bonus of $250,000 if certain performance targets are obtained. The special performance bonus phases out as higher performance targets are achieved.

     The amended and restated employment agreement provides that, at the discretion of the Compensation Committee, Mr. Chorman is eligible to participate in the Company's stock option program. On April 25, 2005, Mr. Chorman was granted an option to purchase 400,000 shares of the Company's Common Stock under the terms of the 2002 Stock Award Plan. The options have a term of six years, an exercise price of $1.50 per share, and vest pro ratably over three years. The agreement provides that either party may terminate the agreement at any time. If the agreement is terminated by Mr. Chorman for "good reason" or by the Company without "cause," or on account of

Mr. Chorman's death or disability, the Company will be required to pay Mr. Chorman or his estate, in addition to any amounts earned but not yet paid to him, two times the amount of his then current annual base salary for a period of 24 months, plus one and half times the full amount of his target bonus, calculated as though the Company and Mr. Chorman had obtained 100% of the performance target for the applicable fiscal year in which Mr. Chorman's employment terminated (the "Annual Target Bonus"), if such termination occurs during the eighteen month period following January 27, 2004. If the amended and restated employment agreement is terminated by Mr. Chorman for "good reason" or by the Company without "cause," or on account of Mr. Chorman's death or disability after the eighteen month anniversary of January 27, 2004, the Company will be required to pay Mr. Chorman, in addition to any amounts earned but not yet paid to him, two times (i) the amount of his then current base salary for a period of 24 months and (ii) the Annual Target Bonus. Mr. Chorman would also be entitled to medical coverage under the Company's medical plans during the 24-month period in which he is receiving severance payments.

     On April 24, 2003, the Company and Mr. Chorman entered into a Change in Control Protection Agreement which provides that if Mr. Chorman terminates his employment for "good reason" on account of a change in control of the Company or Mr. Chorman's employment is terminated by the Company without "cause" on account of a change in control (as defined) of the Company, the Company will be required to pay Mr. Chorman, in addition to any amounts earned but not yet paid to him, an amount equal to three times the sum of his then current annual base salary and Annual Target Bonus. The Change in Control Protection Agreement also provides that if any payment or distribution to or for the benefit of Mr. Chorman would be subject to an excise tax under Section 4999 of the Internal Revenue Code or any similar state or local taxes, then Mr. Chorman will be entitled to receive a gross-up payment in respect of such taxes.

     K. Douglas Ralph

     On January 26, 2004, the Company executed an amended and restated employment agreement with K. Douglas Ralph, the Executive Vice President and Chief Financial Officer of the Company, which provides for an initial employment term of one year commencing on January 26, 2004 and is automatically renewable for additional one-year terms, commencing on January 26, 2005, unless notice of intent not to extend the term of the agreement is given by either party. On April 25, 2005, the Compensation Committee approved certain amendments to Mr. Ralph's employment agreement. Under these amendments, Mr. Ralph will receive a salary of at least $350,000 per year, with such salary being reviewed annually by the Compensation Committee of the Board of Directors. Mr. Ralph participates in the Bonus Plan has a target bonus of 50% of his annual salary; the actual amount of the bonus is to be based on the attainment of certain performance targets. In 2005, Mr. Ralph will receive a retention bonus, which is designed to guarantee payment of a portion of his performance bonus of up to $125,000. The retention bonus is offset by awards achieved under the Bonus Plan as higher performance targets are attained.

     The amended and restated employment agreement provides that, at the discretion of the Compensation Committee, Mr. Ralph is eligible to participate in the Company's stock option program. On April 25, 2005, Mr. Ralph was granted an option to purchase 100,000 shares of the Company's Common Stock under the terms of the 2002 Stock Award Plan. The options have a term of six years, an exercise price equal of $1.50 per share, and vest pro ratably over three years. The agreement also provides that either party may terminate the agreement at any time. If the agreement is terminated by Mr. Ralph for "good reason" or by the Company without "cause," or on account of Mr. Ralph's death or disability, the Company will be required to pay Mr. Ralph, in addition to any amounts earned but not yet paid to him, two times the sum of his (i) then current annual base salary and (ii) Annual Target Bonus.

     On January 26, 2004, the Company and Mr. Ralph entered into a Change in Control Protection Agreement which provides that if Mr. Ralph terminates his employment for "good reason" on account of a change in control (as defined) of the Company or Mr. Ralph's employment is terminated by the Company without "cause" on account of a change in control of the Company, the Company will be required to pay Mr. Ralph, in addition to any amounts earned but not yet paid to him, an amount equal to two times the sum of (i) his then current annual base salary and (ii) Annual Target Bonus. The Change in Control Protection Agreement also provides that if any payment or distribution to or for the benefit of Mr. Ralph would be subject to an excise tax under Section 4999 of the Internal Revenue Code or any similar state or local taxes, then Mr. Ralph will be entitled to receive a gross-up payment in respect of such taxes.

Former Employees

     Marshall S. Cogan

     In connection with the resignation of Marshall S. Cogan effective as of February 10, 2004, the Company entered into a separation agreement (the "Cogan Separation Agreement"), which provides for the payment to Mr. Cogan of a lump sum payment of $405,000, as well as $1,000,000 to be paid over 24 months in equal bi-weekly installments, commencing in March 2004. In addition, Mr. Cogan retained his accrued benefits under the Company's non-qualified supplemental executive retirement plan. All other agreements and benefits, which Mr. Cogan would otherwise have been entitled to, were terminated by the Cogan Separation Agreement. The Cogan Separation Agreement prohibits Mr. Cogan from disclosing any confidential information of the Company. In addition, for a two-year period following the effective date of Mr. Cogan's resignation, Mr. Cogan may not become an officer, employee, partner, consultant and/or provide any services to a Competitive Operation (as defined). In addition, for a two-year period, Mr. Cogan is not permitted to solicit or attempt to entice away from the Company (including its affiliates or subsidiaries), or interfere with the relationship of the Company with, any employees, customers or clients of the Company, except as specifically permitted in the Cogan Separation Agreement. The Cogan Separation Agreement provides that Mr. Cogan, for a period of three years from February 10, 2004, unless specifically invited to by the Company, may not effect or seek, offer or propose to effect, or cause or participate in or in any way assist (including acting as a financing source) any other person to effect or seek, offer or propose to effect or participate in (i) any acquisition of any securities of any kind or class or assets of any affiliate of the Company; (ii) any tender or exchange offer, merger or other business combination involving any affiliate of the Company; (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to any affiliate of the Company; or (iv) any solicitation of proxies or consents to vote any voting securities of any affiliate of the Company; (b) form, join or in any way participate in a "group" (as defined under the Exchange Act); (c) take any action which might force any affiliate of the Company to make a public announcement regarding any of the types of matters set forth in (a) above; or
(d) enter into any discussions or arrangements with any third party with respect to any of the foregoing.

     John V. Tunney

     In connection with the termination of John V. Tunney's employment with the Company, the Company entered into a severance agreement and release (the "Tunney Agreement"), effective as of June 19, 2004. The Tunney Agreement provided for payment of monthly salary through July 31, 2004 and participation in the Company's health and welfare benefits for the same time period.

     Under the Tunney Agreement, the Company extended Mr. Tunney's right to exercise his stock options vested as of July 31, 2004 for a period of one year through July 31, 2005. In addition, the Company provided Mr. Tunney with a one-time moving allowance of $25,000. The Tunney Agreement prohibits Mr. Tunney from disclosing any confidential information of the Company. Additionally, the Tunney Agreement provides that until July 31, 2005, except with respect to Mr. Tunney's interest in Foamex Asia Co., Ltd., a joint venture of the Company, Mr. Tunney may not provide services to any competitor of the Company or solicit or attempt to entice away from the Company, or interfere with the relationship of the Company with, any employees, customers or suppliers of the Company.

Foamex International Inc. Salaried Incentive Bonus Plan

     See "Bonus" under the Report of the Compensation Committee on Executive Compensation.

Stock Option Plans

     The 2002 Stock Award Plan provides for the issuance of nonqualified and incentive stock options for Common Stock. Eligibility extends to employees, directors and consultants of the Company, including its subsidiaries and affiliates. At the Annual Meeting of Stockholders on May 25, 2004, stockholders approved an increase in the number of shares reserved for issuance under the 2002 Stock Award Plan by 2,500,000. As of January 2, 2005, 4,600,000 shares of Common Stock are reserved for issuance under the 2002 Stock Award Plan.

     The 2002 Stock Award Plan also provides for stock appreciation rights, restricted stock, phantom stock units, performance share units and/or stock bonuses, although none of these awards have been issued. Of the 4,600,000 shares of Common Stock reserved under the 2002 Stock Award Plan, 500,000 of these shares are available for awards of restricted stock, phantom stock units, performance share units and/or stock bonuses.

     The 1993 Stock Option Plan provided for the issuance of nonqualified and incentive stock options for Common Stock. Officers and executives of the Company, including its subsidiaries and affiliates were eligible to participate. During the fourth quarter of 2003, the 1993 Stock Option Plan expired according to the provisions of the plan. Consequently, no further options can be granted under the plan. The 1993 Stock Option Plan provided for the issuance of up to 4,750,000 shares of Common Stock. Options outstanding on the expiration date continue to be available for the issuance of Common Stock under the terms and conditions at their issuance.

Option Grant Information

     The following table provides information on option grants during fiscal 2004 to the Named Executive Officers.

             Foamex International Option Grants in Last Fiscal Year

                                Number of       % of Total
                                Securities     Options/SARs    Exercise
                                Underlying      Granted to     or Base
                               Options/SARs    Employees in     Price            Expiration            Grant Date
                                Granted (#)       Fiscal        ($/Sh)              Date            Present Value (1)
                               ------------    ------------    --------          ----------         -----------------
Thomas E. Chorman                270,000           33.5%         $4.10            02/16/10               $702,513
K. Douglas Ralph                  67,500            8.4%         $4.10            02/16/10               $175,628
Nick C. Costides                  32,500            4.0%         $4.10            02/16/10               $ 84,562
Paul A. Haslanger                 54,000            6.7%         $4.10            02/16/10               $140,503
Darrell Nance                     27,000            3.4%         $4.10            02/16/10               $ 70,251

(1) Based on the Black-Scholes option price model. Assumptions included an expected life of three years, expected volatility of 102.3%, expected dividend yield of 0% and a risk-free interest rate of 1.83%.

Aggregate Option Values

     The following table sets forth, as of January 2, 2005, the number of options for the Common Stock and the value of the unexercised options held by the Named Executive Officers.

                   Aggregate Fiscal Year End Option/SAR Values

                            Option Exercises in 2004           Number of Securities
                              Shares                          Underlying Unexercised       Value of Unexercised In-the-
                            Underlying        Value             Options/SARs at               Money Options/SARs at
                             Options       Realize (1)          Fiscal Year End                Fiscal Year End (2)
                            ---------------------------   -----------------------------    ----------------------------
      Name                                                Exercisable     Unexercisable    Exercisable   Unexercisable
-----------------                                         -----------     -------------    -----------   -------------
Thomas E. Chorman                   -        $     -        156,667           523,333        $76,667       $153,333
K. Douglas Ralph                    -              -          7,000           130,500        $10,850       $ 97,650
Nick C. Costides               15,000         38,050              -            77,500        $     -       $291,400
Paul A. Haslanger                   -              -          8,800            95,700        $     -       $ 58,100
Darrell Nance                       -              -         82,400            89,100        $     -       $ 29,050

(1) Represents the pre-tax gain, the difference between the market value of the option shares on the date of exercise and the exercise price.

(2) As of January 2, 2005, the market value of the Company's Common Stock was $3.76 per share.

Equity Compensation Plan Information

     The following table summarizes information about the Foamex International Inc. 1993 Stock Option Plan and the Foamex International Inc. 2002 Stock Award Plan for Directors, Executive Officers and Key Employees. This information is as of January 2, 2005.

                                                                 Number of        Weighted      Number of Securities
                                                               Securities to       Average      Available for Future
                                                               be Issued Upon     Exercise      Issuance Under Equity
                                                                Exercise of     Price of         Compensation Plans
                                                                Outstanding     Outstanding     (Excluding Securities
                    Plan Category                                 Options         Options           Outstanding)
------------------------------------------------------         --------------   -----------     ---------------------
Equity compensation plans approved by stockholders               3,059,600         $5.13             3,558,509
Equity compensation plans not approved by stockholders                   -           N/A                     -
                                                                 ---------         -----             ---------
Total                                                            3,059,600         $5.13             3,558,509
                                                                 =========         =====             =========

Pension Plans

     The Foamex L.P. Pension Plan (the "Retirement Plan") is a defined benefit pension plan that is qualified under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and in which executive officers are eligible to participate. During 2001, the Board of Directors approved the implementation of a non-qualified supplemental executive retirement plan (the "SERP") for certain Named Executive Officers, as well as other senior executive officers of the Company. The SERP provides retirement benefits that supplement the retirement benefits provided under the Retirement Plan. The SERP provides retirement benefits that the Retirement Plan is unable to provide due to Internal Revenue Code limitations on pensionable earnings and benefits.

     The following table illustrates estimated annual benefits payable under the combined provisions of the Retirement Plan and the SERP for various compensation levels and periods of credited service, assuming present compensation rates at all points in the past and until Normal Retirement Date, as defined, and a constant Social Security Wage Base ($90,000 in 2005). The pension benefit amount is expressed as a life annuity with certain benefits continuing to the spouse, if applicable.

                               Pension Plans Table
                            Years of Credited Service

                     10             15               20               25               30
                  --------       --------          --------         --------         --------
$200,000          $ 30,500       $ 45,750          $ 61,000         $ 76,250         $ 91,500
$300,000            48,000         72,000            96,000          120,000          144,000
$400,000            65,500         98,250           131,000          163,750          196,500
$500,000            83,000        124,500           166,000          207,500          249,000
$600,000           100,500        150,750           201,000          251,250          301,500
$700,000           118,000        177,000           236,000          295,000          354,000
$800,000           135,500        203,250           271,000          338,750          406,500
$900,000           153,000        229,500           306,000          382,500          459,000
$1,000,000         170,500        255,750           341,000          426,250          511,500
$1,100,000         188,000        282,000           376,000          470,000          564,000
$1,200,000         205,500        308,250           411,000          513,750          616,500

     The Retirement Plan and SERP are career pay plans. The Retirement Plan formula is 1.25% of annual compensation up to the Social Security Wage Base and 1.75% of annual compensation in excess of the Social Security Wage Base, subject to a 2005 annual compensation limit of $210,000 (as adjusted to reflect cost of living increases). The SERP formula is the same as the Retirement Plan, but includes annual compensation, including bonuses, above the 2005 annual compensation limit of $210,000. Prior to September 1, 1994, the Retirement Plan was a final average pay plan, with retirement benefits based upon earnings for the five consecutive years within the last ten years, which yielded the highest average yearly salary ("Final Average Compensation"). Annual benefit calculations under the Retirement Plan for service prior to June 1, 1994, will be the years of credited service multiplied by the sum of 2.0% of Final Average Compensation and 0.4% of Final Average Compensation in excess of the average of the Social Security Wage Bases over the 35 year period ending with the year an employee reaches age 65 (such 35 year average referred to herein as the "Covered Compensation"). For service subsequent to May 31, 1994, but before September 1, 1994, annual benefit calculations will be the years of credited service multiplied by the sum of 1.1% of Final Average Compensation and 0.4% of Final Average Compensation in excess of Covered Compensation. The actuarially determined cost of providing benefits under the Retirement Plan is provided by the Company. The participants are neither required nor permitted to make contributions.

     The estimated annual benefits under the Retirement Plan and SERP payable on retirement at normal retirement age, or immediately if the individual has reached normal retirement age, for each of the Named Executive Officers in the Summary Compensation Table are as follows: Mr. Chorman $307,618; Mr. Ralph $142,224; Mr. Costides $48,270; Mr. Haslanger, $148,645; and Mr. Nance, $87,798.
These amounts assume the employees continue their employment with the Company at present salary and estimated annual bonuses until normal retirement age. The Named Executive Officers in the Summary Compensation Table who were employees at April 1, 2005 were credited with years of service under the Retirement Plan as of January 2, 2005 as follows: Mr. Chorman, 3.33 years; Mr. Ralph, 1.92 years; Mr. Costides, 2.17 years; Mr. Haslanger, 35.58 years; and Mr. Nance, 6.50 years.

IRS Limitations

     Under the Internal Revenue Code, a participant's compensation in excess of $210,000 (as adjusted to reflect cost of living increases) is disregarded for purposes of determining pension benefits. Benefits accrued for plan years prior to 1994 on the basis of certain compensation in excess of the annual compensation limit are preserved. In addition, as required by law, the maximum annual pension payable to a participant under a qualified pension plan in 2004 was $165,000, in the form of a qualified joint and survivor annuity, although certain benefits are not subject to such limitation. Such limits have been included in the calculation of estimated annual benefit amounts listed above for each of the Named Executive Officers. In 2001, the Company adopted the SERP described above which is a non-qualified defined benefit plan designated to provide payments in excess of limits imposed by the Internal Revenue Service.

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, that might incorporate filings by reference, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee on Executive Compensation and the Performance Graph shall not be incorporated by reference into any such filings. In addition, the following Report of the Compensation Committee on Executive Compensation and the Performance Graph shall not be deemed to be filed under either the Exchange Act or the Securities Act.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

     The Compensation Committee's responsibilities include establishing the Company's policies governing the compensation of executive officers and other key employees of the Company. The Compensation Committee approves all elements of compensation for executive officers and certain other key employees of the Company.

     Executive Compensation The Company's compensation program consists of base salary, incentive programs, stock options and employee benefits. The goal of the Company's compensation program is to motivate and reward its executive officers and other key employees to improve long-term stockholder value and to attract and retain the highest quality executive and key employee talent available. The Company's executive compensation program is designed to align executive compensation practices with increasing the value of the Company's Common Stock and to foster adherence to, and promotion of, the Company's business mission, values, strategic goals and annual objectives. The compensation levels for certain Named Executive Officers of the Company are determined pursuant to the terms of their respective employment agreements. See "Compensation of Executive Officers". The compensation levels for the other Named Executive Officers were determined pursuant to the criteria set forth below.

     The Compensation Committee annually reviews salary increases for the current year and incentive payments to be made in connection with the previous year's performance. The Compensation Committee will consider an executive's scope of responsibilities, level of experience, individual performance and attainment of pre-established goals as well as the Company's business plan and general economic factors. In making its decisions, and to maintain the desired levels of competitiveness and congruity with the Company's long-term performance goals, the Compensation Committee will receive input from the Company's senior management and, as appropriate, its outside compensation consultant, Mercer Human Resource Consulting.

     Base Salary The salary levels for executive officers and key employees are determined by such officer's or key employee's level of job responsibility and experience, job performance and attainment of pre-established goals. Additional consideration is given to salaries for a comparable position within the industry and the Company's ability to pay.

     Bonus The Bonus Plan is administered by the Compensation Committee and provides for performance based bonuses for executives who are "covered employees" under Section 162(m) of the Internal Revenue Code and for other key employees who are selected by the Compensation Committee for participation in the Bonus Plan. In addition, the Compensation Committee may award discretionary bonuses outside the Bonus Plan to executive officers who are "covered employees" under Section 162(m) and to other key employees of the Company.

     Under the Bonus Plan, the Compensation Committee determines specific annual "performance goals" that are applicable to each covered employee and key employee who is eligible to participate in the Bonus Plan. For 2004, the performance goals were based on the Company's earnings before interest, taxes, depreciation and amortization.

     The Compensation Committee determined that the performance goals it had established for 2004 had not been achieved. Consequently, no bonuses were earned under the Bonus Plan for 2004.

     Options The Compensation Committee believes that the interests of senior management must be closely aligned with those of the stockholders. Long-term incentives in the form of stock options provide a vehicle to reward executive officers and other key employees only if there is an increase in stockholder value. Stock options are granted on a discretionary basis within a guideline range that takes into account the position and responsibilities of executive officers and key employees of the Company whose contributions and skills are important to the long-term success of the Company. Stock options to purchase Common Stock, with a maximum term of ten years, providing long-term incentives may be granted to executive officers or key employees of the Company.

     In 2004, the Compensation Committee granted 805,500 options to purchase Common Stock to executive officers and key employees of the Company pursuant to the 2002 Stock Award Plan. All options granted in 2004 included a three-year pro-rata vesting period and a six-year term.

     Chief Executive Officer Mr. Chorman received a base salary of $715,401 in 2004 pursuant to the terms of his employment agreement and no bonus was earned for 2004. For more information, see "Compensation of Executive Officers - Employment Agreements" and "Summary Compensation Table." In determining compensation levels for the Chief Executive Officer, the Compensation Committee considers an extensive range of comparative compensation data from other companies. This data was gathered and presented to the Compensation Committee by outside compensation consultants.

     Policy Regarding Qualifying Compensation Section 162(m) of the Internal Revenue Code (the "Code") generally limits to $1,000,000 the tax-deductible remuneration paid to the chief executive officer and the four other most highly compensated executive officers of a publicly-held corporation, unless the compensation paid to such officers qualifies as "performance-based compensation" within the meaning of Section 162(m) of the Code. The Compensation Committee believes that it is generally in the Company's best interests to attempt to structure compensation, including stock option grants and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies the definition of "performance-based compensation" under Section 162(m) of the Code. However, the Compensation Committee has expressly reserved the authority to award non-deductible compensation if it determines that awarding such compensation is in the best interests of the Company and its stockholders.

       COMPENSATION COMMITTEE

       Thomas M Hudgins
       David A. Lieberman
       Raul Valdes-Fauli

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is comprised entirely of non-employee directors. The Company is not aware of any executive officers of the Company who have served on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on the Company's Board of Directors and/or Compensation Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following is a summary of material transactions between the Company and our affiliates entered into or continuing since January 1, 2004. Payments to affiliates by Foamex L.P., the Company's principal operating subsidiary, and its subsidiaries in connection with any of these transactions are governed by the provisions of the indentures for Foamex L.P.'s public debt securities, which generally provide that these transactions be on terms comparable to those generally available in equivalent transactions with third parties.

Foamex Credit Facility Agent Bank

     The Bank of Nova Scotia was an agent and lender under Foamex L.P.'s former senior secured credit facilities and acted as fixed rate payor and syndicated risk participations in certain interest rate swap transactions entered into and unwound by the Company in 2002. The Bank of Nova Scotia is an affiliate of Scotia Capital (USA) Inc., an initial purchaser of Foamex L.P.'s 10 3/4% Senior Secured Notes due 2009 that were issued on March 25, 2002. The Bank of Nova Scotia and/or its affiliates received customary compensation for their services. As of April 1, 2005, The Bank of Nova Scotia and its affiliates beneficially owned 5,475,526 of the outstanding shares of the Company's Common Stock, and all 15,000 outstanding shares of the Company's Series B Preferred Stock (convertible into an additional 1,500,000 shares of Common Stock) that were transferred to The Bank of Nova Scotia or its affiliates in connection with the bankruptcy of Trace International Holdings, Inc.

Consulting Services--Mr. Mabus

     Mr. Mabus had a consulting agreement with the Company dated August 8, 2002. The agreement was terminated in February 2004 upon Mr. Mabus' election as Non-Executive Chairman of the Board.

Consulting Services--Mr. Hay

     Under a consulting agreement, dated April 24, 2001, as amended on February 27, 2005, between the Company and Robert J. Hay, Mr. Hay performs consulting services and advises on business and manufacturing initiatives for the Company. The consulting agreement was for an initial two-year term and is renewable automatically for successive one-year terms. Under the consulting agreement, Mr. Hay receives a fee of $6,666.66 per month in addition to reimbursement for expenses incurred in connection with providing the consulting services.

Legal Services--Mr. Culver

     The law firm of Arent Fox PLLC provided legal services to the Company on several matters in 2004. Mr. John C. Culver, who was elected a director of the Company in December 2004 and previously served as a director from October 2001 until December 2002, is Counsel to the law firm. The Company is not currently using Arent Fox PLLC for legal services and does not intend to.

Technology Sharing Arrangements

     In December 1992, Foamex L.P., Recticel s.a., an indirect stockholder of the Company, and Beamech Group Limited ("Beamech"), an unaffiliated third party, formed a Swiss corporation, Prefoam AG, to develop new manufacturing technology for the production of polyurethane foam. Each of Foamex L.P., Recticel s.a. and Beamech contributed or caused to be contributed to such corporation a combination of cash and technology valued at $1.5 million, $3.0 million and $1.5 million, respectively, for a 25%, 50% and 25% interest, respectively, in the corporation. Foamex L.P., Recticel s.a. and their affiliates have been granted a royalty-free license to use certain technology, and it is expected that the corporation will license the use of such technology to other foam producers in exchange for royalty payments. Foamex L.P. and Recticel s.a. have exchanged know-how, trade secrets, engineering and other data, designs, specifications, chemical formulations, technical information and drawings which are necessary or useful for the manufacturing, use or sale of foam products. The Company anticipates that Foamex L.P. will continue to do so in the future.

                                  PROPOSAL TWO
                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors, upon recommendation of the Audit Committee, has appointed the firm of KPMG LLP as independent accountants for the Company for 2005. If the stockholders do not ratify this appointment, the Audit Committee will consider other independent accountants. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will be available to respond to appropriate questions and will have the opportunity to make a statement if they so desire.

     The Board of Directors unanimously recommends a vote "FOR" ratification of the appointment of KPMG LLP as independent accountants.

     The Company paid the following fees to KPMG LLP, the Company's independent accountants in 2004 and Deloitte & Touche LLP, the Company's former independent accountants for 2003:

                                      2004                    2003
                                   ----------              ----------

      Audit Fees (a)               $3,700,000              $4,202,000

      Audit-Related Fees (b)          130,350                  58,000

      Tax Fees (c)*                   125,500                  81,000

      All Other Fees (d)*                   -               1,112,000
                                   ----------              ----------

      Total Fees                   $3,955,850              $5,453,000
                                   ==========              ==========

(a) Audit fees include the examination of the Company's financial statements as of and for the years ended January 2, 2005 and December 28, 2003 and the performance of quarterly reviews for 2004 and 2003. In addition, audit fees during 2004 include the audit of internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002.

(b) Audit-related fees for 2004 consist principally of the audits of employee benefit plans and consultations regarding foreign subsidiaries and SEC matters. Audit-related fees for 2003 consist principally of the audit of employee benefit plans.

(c)  Tax  fees  consist   principally  of  compliance   services  involving  the
     preparation of federal and state corporate tax returns for the Company and certain wholly owned subsidiaries for the year 2003.

(d) All other fees in 2003 include $1,061,000 of financial information systems design and implementation fees.

* The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

     Pre-approval Policy. Pursuant to its Charter, the Audit Committee is required to pre-approve the audit and non-audit services to be performed by the independent accountants in order to assure that the provision of such services does not impair the auditor's independence.

     Annually, the independent accountants will present to the Audit Committee services expected to be performed by the independent accountants over the next 12 months. The Audit Committee will review and, as it deems appropriate, pre-approve those services. The services and estimated fees are to be presented to the Audit

Committee for consideration in the following categories: Audit, Audit-Related, Tax and All Other (each as defined in Schedule 14A under the Exchange Act). For each service listed in those categories, the Audit Committee is to receive detailed documentation indicating the specific services to be provided. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will review on at least a quarterly basis the services provided to date by the independent accountants and the fees incurred for those services. The Audit Committee may also revise the list of pre-approved services and related fees from time to time, based on subsequent determinations.

     The Audit Committee has delegated pre-approval authority to any of its members. Such member is to report pre-approval decisions to the Audit Committee at the Audit Committee's next scheduled meeting.

                          SHARE INVESTMENT PERFORMANCE

     The following graph compares the cumulative total stockholder returns on the Common Stock based on an investment of $100 on December 31, 1999, after the close of the market on (i) December 31, 2000; (ii) December 31, 2001; (iii) December 31, 2002; (iv) December 31, 2003; and (v) December 31, 2004, against the Standard & Poor's Index ("S&P 500") and an industry peer group consisting of the following companies: Armstrong Holdings, Inc., Leggett & Platt, Inc. and Sealed Air Corporation.

[Data below represents a line graph in the printed document]


                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
               AMONG FOAMEX INTERNATIONAL INC., THE S&P 500 INDEX
                                AND A PEER GROUP

                                         Weighted Cumulative Total Return*
                                -----------------------------------------------------
                                12/99     12/00     12/01    12/02    12/03     12/04

FOAMEX INTERNATIONAL INC.       100.00     64.66     97.44    38.01    60.15     45.23
S&P 500                         100.00     90.89     80.09    62.39    80.29     89.02
PEER GROUP                      100.00     65.26     83.91    79.37    94.07    109.16

* $100 invested on 12/31/99 in stock or index-including investment of dividends. Fiscal year ending December 31.

       FILINGS UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes of ownership with the SEC and the NASDAQ National Market System, Inc. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms furnished to the Company and written representations from the executive officers, directors and greater than 10% beneficial owners, the Company believes that all
Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% owners were complied with.

                         STOCKHOLDER PROPOSALS FOR 2006

     Any proposals intended to be presented to stockholders at the Company's 2006 Annual Meeting of Stockholders must be received by the Company for inclusion in the Proxy Statement for such Annual Meeting by December 30, 2005. Such proposals must also meet other requirements of the rules of the SEC relating to stockholders' proposals and the requirements set forth in the Company's By-Laws.

     Pursuant to the By-Laws, stockholders proposing business, including nominees to the Board of Directors, to be brought before the Annual Meeting must deliver written notice thereof to the Secretary of the Company not later than the close of business on the tenth day following the date on which the Company first makes public disclosure of the date of the annual meeting. The stockholder's notice must contain a brief description of the business and reasons for conducting the business at an annual meeting, the name and address of the stockholder making the proposal, and any material interest of the stockholder in the business. The stockholder is also required to furnish a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose such business.

                                 OTHER BUSINESS

     It is not anticipated that there will be presented to the Annual Meeting any business other than the election of directors and the proposals described herein, and the Board of Directors was not aware, a reasonable time before this solicitation of proxies, of any other matters which might properly be presented for action at the meeting. If any other business should come before the Annual Meeting, the persons named on the enclosed proxy card will have discretionary authority to vote all proxies in accordance with their best judgment.

     Proxies in the form enclosed are solicited by or on behalf of the Board of Directors. The cost of this solicitation will be borne by the Company. In addition to the solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally, or by telephone or otherwise. In addition, arrangements will be made with brokerage houses and other custodian, nominees and fiduciaries to forward proxies and proxy material to their principals, and the Company will reimburse them for their expenses in forwarding soliciting materials, which are not expected to exceed $5,000. The Company has agreed to engage Mellon Investor Services LLC for $6,500, plus expenses, to assist in soliciting proxies.

     It is important the proxies be returned promptly. Therefore, stockholders are urged to sign, date and return the enclosed proxy card in the accompanying stamped and addressed envelope, or vote by telephone or the Internet, according the instructions on the enclosed proxy card.

                                           By Order of the Board of Directors


                                           /s/ Gregory J. Christian

                                           Gregory J. Christian
                                           April 25, 2005

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act or the Exchange Act, that might incorporate filings by reference, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings. In addition, the following Audit Committee Report shall not be deemed to be filed under either the Exchange Act or the Securities Act.

                                   APPENDIX A

                             AUDIT COMMITTEE REPORT

     The Audit Committee is responsible for oversight of the Company's financial reporting process on behalf of the Board of Directors. Management is responsible for preparing the Company's consolidated financial statements in accordance with generally accepted accounting principles and establishing and maintaining the system of internal controls. The independent accountants are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles. A copy of the Audit Committee Charter can be found on the Company's web site at www.foamex.com/auditcharter.php. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis and the Board of Directors last revised the charter in December 2003.

     In this context, the Audit Committee has reviewed and discussed with management and its independent accountants the Company's audited financial statements for the fiscal years ended January 2, 2005 and December 28, 2003. The Audit Committee had 12 meetings during fiscal 2004. The Audit Committee has discussed with the Company's internal auditors and independent accountants, with and without management present, their evaluations of the Company's internal
accounting   controls  and  the  quality  of  financial   reporting   and  their
recommendations regarding same. The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61 (Codification of Statements of Accounting Standards, AU Sec. 380, as amended by Statement of Auditing Standards No. 90). In addition, the Audit Committee has received from the independent accountants the written disclosures and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent accountants their independence from the Company and its management, including the matters in those written disclosures.

     Relying on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Company's audited financial statements for the three years ended January 2, 2005 be included in the Company's Annual Report on Form 10-K for the year ended January 2, 2005, for filing with the Securities and Exchange Commission.

       MEMBERS OF THE AUDIT COMMITTEE

       S. Dennis N. Belcher, Chair
       Thomas M. Hudgins
       David A. Lieberman

                                                              Please
                                                              Mark Here
                                                              for Address    |_|
                                                              Change or
                                                              Comments
                                                              SEE REVERSE SIDE

1. To elect eight directors to serve until the 2006 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

                FOR all nominees        WITHHOLD authority
               listed (except as          to vote for all
                 marked to the                nominees
                   contrary)               listed below

                      |_|                       |_|

01 RAYMOND E. MABUS, JR., 02 ROBERT J. HAY, 03 S. DENNIS N. BELCHER, 04 THOMAS E. CHORMAN, 05 JOHN C. CULVER, 06 THOMAS M. HUDGINS,
07 DAVID A. LIEBERMAN, 08 RAUL VALDES-FAULI

Instructions: To withhold authority to vote for any nominee, write that nominee's name in the space provided below.

________________________________________________________________________________

2.   To  ratify  the  selection  of  KPMG  LLP  as  the  Company's   independent
     accountants for the fiscal year ending January 1, 2006.

                FOR             AGAINST             ABSTAIN

                |_|               |_|                 |_|

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

                                Mark here if you plan to attend the meeting  |_|


________________________________________________________________________________


________________________________________________________________________________
                           Signature of Stockholder(s)

________________________________________________________________________________
DATE

Note: Please sign your name exactly as it is shown at the left. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such EACH joint owner is requested to sign.

 Please sign, date and return this proxy promptly in the enclosed postage paid envelope.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

    Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

------------------------------------            --------------------------------            ---------------------
              Internet                                      Telephone                               Mail
   http://www.proxyvoting.com/fmxi                       1-866-540-5760                      Mark, sign and date
Use the internet to vote your proxy.     OR     Use any touch-tone telephone to      OR      your proxy card and
Have your proxy card in hand when               vote your proxy. Have your proxy               return it in the
you access the web site.                        card in hand when you call.                 enclosed postage-paid
                                                                                                  envelope.
------------------------------------            --------------------------------            ---------------------

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

                            FOAMEX INTERNATIONAL INC.

   PROXY FOR THE ANNUAL MEETING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby revokes all prior proxies and appoints Robert J. Hay, Thomas E. Chorman and Gregory J. Christian, and each of them, as proxies with full power of substitution, to vote on behalf of the undersigned the same number of shares of Foamex International Inc. Common Stock which the undersigned is then entitled to vote, at the Annual Meeting of Stockholders to be held on May 19, 2005 at 10:00 a.m., at the Sheraton Suites Hotel, 422 Delaware Avenue, Wilmington, Delaware 19801, and at any adjournments thereof, on any matter properly coming before the meeting, and specifically the following:

     The proxy will be voted as specified. If no specification is made, it will be voted for proposals 1 and 2.

                           (Continued on reverse side)

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________



________________________________________________________________________________

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^




                                                              Please
                                                              Mark Here
                                                              for Address    |_|
                                                              Change or
                                                              Comments
                                                              SEE REVERSE SIDE

1. To elect eight directors to serve until the 2006 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

                FOR all nominees        WITHHOLD authority
               listed (except as          to vote for all
                 marked to the                nominees
                   contrary)               listed below

                      |_|                       |_|

01 RAYMOND E. MABUS, JR., 02 ROBERT J. HAY, 03 S. DENNIS N. BELCHER, 04 THOMAS E. CHORMAN, 05 JOHN C. CULVER, 06 THOMAS M. HUDGINS
07 DAVID A. LIEBERMAN, 08 RAUL VALDES-FAULI

Instructions: To withhold authority to vote for any nominee, write that nominee's name in the space provided below.

________________________________________________________________________________

2.   To  ratify  the  selection  of  KPMG  LLP  as  the  Company's   independent
     accountants for the fiscal year ending January 1, 2006.

                FOR             AGAINST             ABSTAIN

                |_|               |_|                 |_|

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

                                Mark here if you plan to attend the meeting  |_|


________________________________________________________________________________


________________________________________________________________________________
                           Signature of Stockholder(s)

________________________________________________________________________________
DATE

Note: Please sign your name exactly as it is shown at the left. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such EACH joint owner is requested to sign.

 Please sign, date and return this proxy promptly in the enclosed postage paid envelope.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

    Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

------------------------------------            --------------------------------            ---------------------
              Internet                                      Telephone                               Mail
 http://www.proxyvoting.com/fmxi498                      1-866-540-5760                      Mark, sign and date
Use the internet to vote your proxy.     OR     Use any touch-tone telephone to      OR      your proxy card and
Have your proxy card in hand when               vote your proxy. Have your proxy               return it in the
you access the web site.                        card in hand when you call.                 enclosed postage-paid
                                                                                                  envelope.
------------------------------------            --------------------------------            ---------------------

              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.

                            FOAMEX INTERNATIONAL INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby authorizes and directs Fidelity Management Trust Company as trustee (the "Trustee") of the Foamex L.P. Savings Plan to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of Foamex International Inc. (the "Company") to be held at the Sheraton Suites Hotel, 422 Delaware Avenue, Wilmington, Delaware 19801, May 19, 2005, at 10:00 a.m., local time, and at any adjournment thereof, all shares of common stock of the Company allocated to the account of the undersigned under such Plan, on the proposals set forth on the reverse hereof and in accordance with the Trustee's discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated April 21, 2005.

     The proxy will be voted as specified. If no specification is made, it will be voted for proposals 1 and 2.

                           (Continued on reverse side)

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________



________________________________________________________________________________

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^